Exhibit 10.71

FOURTH AMENDMENT TO MASTER LEASE

THIS FOURTH AMENDMENT TO MASTER LEASE (the “Amendment”) is made and entered into as of February 28, 2006, and is effective as of March 1, 2006 (the “Effective Date”), by and among HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (“HCPI”), and HEALTH CARE PROPERTY PARTNERS, a California general partnership (“HCPP”, and together with HCPI, “Lessor”), on the one hand, and KINDRED NURSING CENTERS EAST, L.L.C., a Delaware limited liability company (“Kindred East”), KINDRED NURSING CENTERS WEST, L.L.C., a Delaware limited liability company (“Kindred West”), and KINDRED NURSING CENTERS LIMITED PARTNERSHIP, a Delaware limited partnership (“Kindred Centers LP”, and together with Kindred East and Kindred West, collectively, and jointly and severally, “Lessee”), on the other hand, with respect to the following:

RECITALS

A. Lessor is the “Lessor” and Lessee is the “Lessee” pursuant to that certain Master Lease dated as of May 16, 2001 (the “Original Lease”), as amended by that certain First Amendment to Master Lease dated as of August 1, 2001 (the “First Amendment”), that certain Second Amendment to Master Lease dated as of November 18, 2003 (the “Second Amendment”), and that certain Third Amendment to Master Lease dated as of June 30, 2004 (the “Third Amendment”). The Original Lease together with the First Amendment, Second Amendment, and Third Amendment are collectively referred to herein as the “Lease.” The Lease covers the Land, Leased Improvements, Related Rights and Fixtures of twenty (20) separate health care Facilities, all as more particularly described in the Lease. All capitalized terms used in this Amendment and not otherwise defined or modified herein shall have the meanings assigned to such terms in the Lease.

B. The obligations of Lessee under the Lease are guaranteed by Kindred Healthcare, Inc., a Delaware corporation, and Kindred Healthcare Operating, Inc., a Delaware corporation (collectively, and jointly and severally, “Guarantors”), pursuant to that certain written Guaranty of Obligations executed by Guarantors as of May 16, 2001 (as the same may have been amended, modified and/or reaffirmed from time to time in accordance with the terms thereof, the “Guaranty”).

C. On or about December 21, 2001, HCPI transferred its interests in the Facility located in the State of Indiana to Indiana HCP, L.P., a Delaware limited partnership (“Indiana HCP”), and in connection therewith HCPI assigned to and Indiana HCP assumed HCPI’s rights and obligations in, to and under the Lease (and all guaranties, indemnities and other rights relating thereto) with respect to such Facility pursuant to that certain Partial Assignment and Assumption of Master Lease dated December 21, 2001, by and between HCPI and Indiana HCP. On or about March 3, 2004, Indiana HCP was merged with and into HCPI and the separate existence of Indiana HCP ceased.

D. HCPI, as “Lessor”, and an affiliate of Lessee and Guarantors, Maine Assisted Living L.L.C., a Delaware limited liability company (“MALF LLC”), as “Lessee”, entered into separate Master Lease (the “Maine Lease”), dated as of the date hereof, and deemed effective as March 1, 2006, with respect to those two (2) certain real properties located in Cape Elizabeth, Maine and Saco, Maine more particularly described therein.

E. Pursuant to Section 16.1 (a) of the Maine Lease, a default occurring under the Lease, as hereby amended, which is not cured within the applicable grace period set forth in the Lease is deemed an “Event of Default” (as defined in the Maine Lease) under the Maine Lease, entitling HCPI, as “Lessor” under the Maine Lease, to all rights and remedies with respect thereto set forth therein.

F. As a condition to entering into the Maine Lease, HCPI has required that MALF LLC cause Lessee to, and Lessee has hereby agreed to, enter into this Amendment pursuant to which the Lease shall be amended to provide that a default occurring under the Maine Lease which is not cured within the applicable grace period set forth therein shall be deemed an Event of Default under the Lease, as hereby amended, entitling Lessor to all rights and remedies with respect thereto set forth in the Lease, as hereby amended.

G. To effectuate the foregoing, Lessor and Lessee desire to amend the Lease in certain particulars set forth below, but only upon the terms and conditions set forth herein.

AGREEMENT

IN CONSIDERATION OF the foregoing Recitals and the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee agree as follows:

1. Definition of “Maine Lease”. Effective as of the Effective Date, the following definition shall be added to Article II of the Original Lease (as the same may have been amended):

“Maine Lease: That certain Master Lease, dated as of February 24, 2006, and deemed effective as of March 1, 2006, by and between HCPI and an Affiliate of Lessee, Maine Assisted Living L.L.C., a Delaware limited liability company, with respect to those two (2) certain real properties located in Cape Elizabeth, Maine and Saco, Maine more particularly described therein.”

2. Events of Default. Effective as of the Effective Date, Section 16.1(a) shall be deleted in its entirety and replaced with the following:

“(a) a default shall occur under the Maine Lease or any New Lease hereafter with or in favor of Lessor or any Affiliate of Lessor and made by or with Lessee or any Affiliate of Lessee, in each case, where the default is not cured within any applicable grace period set forth therein, or”

3. Lease in Effect. Lessor and Lessee acknowledge and agree that the Lease, as hereby amended, remains in full force and effect in accordance with its terms.

4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute

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a single instrument. Delivery of an executed counterpart of a signature page to this Amendment via telephone facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, Lessor and Lessee have executed this Amendment as of the Effective Date.

“LESSOR”

HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation

By:	/s/ Paul Gallagher
Name:	Paul Gallagher
Its:	Executive Vice President

HEALTH CARE PROPERTY PARTNERS, a California general partnership

By:	HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation, its Managing General Partner

	By:	/s/ Paul Gallagher
	Name:	Paul Gallagher
	Its:	Executive Vice President

[Signature Pages Continue]

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“LESSEE”

KINDRED NURSING CENTERS EAST, L.L.C., a Delaware limited liability company

By:	/s/ Joseph L. Landenwich
Its:	Joseph L. Landenwich Senior Vice President of Corporate Legal Affairs and Corporate Secretary

KINDRED NURSING CENTERS WEST, L.L.C., a Delaware limited liability company

By:	/s/ Joseph L. Landenwich
Its:	Joseph L. Landenwich Senior Vice President of Corporate Legal Affairs and Corporate Secretary

KINDRED NURSING CENTERS LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Kindred Healthcare Operating, Inc., its general partner

	By:	/s/ Joseph L. Landenwich
	Its:	Joseph L. Landenwich Senior Vice President of Corporate Legal Affairs and Corporate Secretary

Fourth Amendment to Master Lease

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CONSENT, REAFFIRMATION, AND AGREEMENT OF GUARANTORS

The undersigned Guarantors hereby (i) reaffirm all of their obligations under the Guaranty, (ii) consent to the foregoing Fourth Amendment to Master Lease and (iii) agree that (A) their obligations under the Guaranty shall extend to Lessee’s duties, covenants and obligations pursuant to the Lease, as hereby amended, and (B) the Guaranty as hereby reaffirmed and extended shall be for the benefit of each party comprising Lessor under the Lease, as hereby amended.

KINDRED HEALTHCARE, INC., a Delaware corporation

By:	/s/ Joseph L. Landenwich
Its:	Joseph L. Landenwich Senior Vice President of Corporate Legal Affairs and Corporate Secretary

KINDRED HEALTHCARE OPERATING, INC. a Delaware corporation

By:	/s/ Joseph L. Landenwich
Its:	Joseph L. Landenwich Senior Vice President of Corporate Legal Affairs and Corporate Secretary

Consent, Reaffirmation and Agreement of Guarantors

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